UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 23, 2004
(Date of report)

Crum & Forster Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

333-84068
(Commission File Number)

Delaware	04-3611900
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

305 Madison Avenue, Morristown, NJ	07962
(Address of Principal Executive Offices)	(Zip Code)

(973) 490-6600
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

On June 23, 2004, Crum & Forster Holdings Corp. issued a press release announcing certain senior management changes at its insurance operating subsidiaries. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUM & FORSTER HOLDINGS CORP. (Registrant)
Dated: June 23, 2004	By:	/s/ Mary Jane Robertson
		Name:	Mary Jane Robertson
		Title:	Senior Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated June 23, 2004, issued by Crum & Forster Holdings Corp.